UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2018

Applied BioSciences Corp.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-55523

(Commission File Number)

81-1699502

(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 1000

Beverly Hills, California 90212

(Address of principal executive offices)(Zip Code)

(310) 356-7374

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2018, Applied BioSciences Corp. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Triton Funds, LP, a Delaware limited partnership (the “Purchaser”), pursuant to which the Purchaser has the right to right to purchase up to $1,000,000 of shares of common stock (the “Shares”) of the Company at a purchase price equal to 75% of the lowest closing price of the common stock of the Company on the over-the-counter markets for the five business days prior to a purchase. The Purchaser, however, will not have the right to purchase more than $300,000 shares of common stock of the Company every 30 business days. The Company has the right to terminate the Purchase Agreement at any time, and the Purchase Agreement shall terminate automatically on June 30, 2019, unless earlier terminated. The Purchase Agreement also contains customary representations, warranties, and covenants by, among, and for the benefit of the parties.

On October 15, 2018, the Company also entered into a Registration Rights Agreement with the Purchaser, pursuant to which the Company shall register the Shares for resale by the Purchaser, on a Form S-1 (the “Form S-1”), which shall be filed with the Securities and Exchange Commission not later than November 15, 2018. The Registration Rights Agreement also contains customary representations, warranties, and covenants by, among, and for the benefit of the parties.

On October 15, 2018, the Company also entered into a non-binding letter agreement, pursuant to which it stated its intent to issue 25,000 shares of common stock to the Purchaser, pursuant to a Share Donation Agreement to be entered into by and between the Company and the Purchaser at a future, unspecified date. The Company anticipates making the issuance of 25,000 shares on a date before December 31, 2018. The 25,000 shares, when issued, will be subject to registration on the Form S-1.

The Company’s offering of the Shares to the Purchaser is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Act (in that the Shares were offered by us in a transaction not involving any public offering) and pursuant to Rule 506 of Regulation D, promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Common Stock Purchase Agreement, dated October 15, 2018, by and between Applied BioSciences Corp. and Triton Funds, LP, a Delaware limited partnership.
10.2	Registration Rights Agreement, dated October 15, 2018, by and between Applied BioSciences Corp. and Triton Funds, LP, a Delaware limited partnership.
10.3	Letter Agreement, dated October 15, 2018, by and between Applied BioSciences Corp. and Triton Funds, LP, a Delaware limited partnership.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED BIOSCIENCES CORP.

Date: October 19, 2018	By:	/s/ Chris Bridges
	Name:	Chris Bridges
	Title:	President

3